Exhibit 10.2
Execution Copy
SUPPLEMENT TO CONVEYANCE OF NET PROFITS INTEREST
     This Supplement to Conveyance of Net Profits Interest (this “Supplement”) has been executed as of November 8, 2011, but is made effective as of July 1, 2011 at 7:00 a.m., Central Time, (the “Supplement Effective Time”) by and between Enduro Operating LLC, a Texas limited liability company (“Grantor”), with a mailing address of 777 Main Street, Suite 800, Fort Worth, Texas 76102 and the last four digits of whose federal tax identification number are 7513, Enduro Texas LLC, a Texas limited liability company (“Enduro Texas”), with a mailing address of 777 Main Street, Suite 800, Fort Worth, Texas 76102 and the last four digits of whose federal tax identification number are 6288 and The Bank of New York Mellon Trust Company, N.A., with a mailing address of 919 Congress Avenue, Suite 500, Austin, Texas 78701, and the last four digits of whose tax identification number are 9461, Attention: Michael J. Ulrich, as trustee (the “Trustee”), acting not in its individual capacity but solely as trustee of Enduro Royalty Trust (the “Trust”), a Delaware statutory trust created under the Delaware Statutory Trust Act as of May 3, 2011. Grantor, Grantee and the Trustee, acting as trustee of the Trust, are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined in this Supplement shall have the meanings ascribed to them in that certain Conveyance of Net Profits Interest dated November 8, 2011 (the “Conveyance”) between Grantor and Enduro Texas, reflecting the creation of the Net Profits Interest (as described therein) and the allocation to, and vesting in, Enduro Texas of all right, title and interest in and to the Net Profits Interest in accordance with the terms of the Grantee Merger. A copy of the Conveyance is attached hereto as Exhibit A.
     Subsequent to the Effective Time, Enduro Texas entered into an Agreement and Plan of Merger dated November 3, 2011 with the Trust, pursuant to which Enduro Texas will merge with and into the Trust, with the Trust surviving the merger (the “Trust Merger”). By virtue of the Trust Merger, all right, title and interest in and to the Net Profits Interest (including the right to enforce the Conveyance against the Grantor) will vest in the Trust.
     In consideration of the mutual obligations contemplated herein, the Conveyance is supplemented as follows:
1.	The Trustee, acting as trustee of the Trust, shall be deemed to be the “Grantee” under the Conveyance and, thus, a “Party” under the Conveyance. For clarification, and to place third parties on notice for purposes of Louisiana’s law of registry and otherwise, Grantee hereby assigns, transfers, conveys and delivers to the Trustee (solely in its capacity as trustee of the Trust), and Trustee (solely in its capacity as trustee of the Trust) hereby accepts from the Grantee, effective as of the Supplement Effective Time that portion of the Net Profits Interest that constitutes or affects immovable property located in the State of Louisiana.

2.	All disputes arising under or in connection with the Conveyance or this Supplement, including any disputes relating to any Monthly Statement delivered by Grantor to Grantee pursuant to Section 4.5 of the Conveyance, shall be handled and resolved pursuant to and in accordance with the arbitration provisions set forth in Article XI of that certain Amended and Restated Trust Agreement of the Trust dated November 3, 2011 (the “Trust Agreement”) by and among Enduro Resource Partners LLC, Wilmington Trust Company and the Trustee.

3.	The Conveyance and this Supplement have been made pursuant to, and are made subject to, the terms and conditions of the Trust Agreement. In the event that any provision of the Conveyance or this Supplement is construed to conflict with any provision of the Trust Agreement, the provisions of the Conveyance, as supplemented by this Supplement, shall be deemed controlling to the extent of such conflict.

4.	The Conveyance, this Supplement and the Transaction Documents (as defined in the Trust Agreement) constitute the entire agreement between the Parties pertaining to the subject matter thereof and hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter thereof and hereof.

5.	All notices and other communications which are required or may be given pursuant to the Conveyance shall be given to the Trust as follows:
Enduro Royalty Trust
c/o The Bank of New York Mellon Trust Company, N.A.
Institutional Trust Services
919 Congress Avenue, Suite 500
Austin, Texas 78701
Attention: Michael J. Ulrich
Facsimile No.: (512) 479-2253.
     The Grantor shall record the Conveyance and this Supplement in the real property records in each applicable Texas, Louisiana and New Mexico jurisdiction, or in such other records of those states as required under applicable law, to place third parties on notice of the Conveyance and this Supplement.
[Signature Page Follows]

2

     IN WITNESS WHEREOF, this Supplement has been signed by each of the Parties on the Supplement Effective Date and duly acknowledged before the undersigned competent witnesses and Notary Public.

WITNESSES:		GRANTOR:

Enduro Operating LLC

By:	/s/ Andrew Law	By:	Enduro Resource Partners LLC, its sole member

Printed Name: Andrew Law

By:	/s/ Adrian Milton	By:	/s/ Jon S. Brumley

Printed Name: Adrian Milton			Name: Jon S. Brumley
Title: President and Chief Executive Officer
[Signature Page — Supplement to Conveyance]

WITNESSES:		GRANTEE:

Enduro Royalty Trust

By:	/s/ Eva Derry	By:	The Bank of New York Mellon Trust

Printed Name: Eva Derry			Company, N.A., as Trustee

By:	/s/ Robert A. Rodriguez	By:	/s/ Michael J. Ulrich

Printed Name: Robert A. Rodriguez			Name: Michael J. Ulrich
Title: Vice President
[Signature Page — Supplement to Conveyance]

WITNESSES:		Enduro Texas LLC

By:	/s/ Andrew Law	By:	Enduro Resource Partners LLC, its sole member

Printed Name: Andrew Law

By:	/s/ Adrian Milton	By:	/s/ Jon S. Brumley

Printed Name: Adrian Milton			Name: Jon S. Brumley
Title: President and Chief Executive Officer
[Signature Page — Supplement to Conveyance]

STATE OF TEXAS	§

§
COUNTY OF HARRIS		§
     BE IT KNOWN, that on this 1st day of November, 2011, before me, the undersigned authority, personally came and appeared Jon S. Brumley appearing herein in his capacity as President and Chief Executive Officer of Enduro Resource Partners LLC, the sole member of Enduro Operating LLC, to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of said company, and declared and acknowledged to me, Notary, that Jon S. Brumley executed the same on behalf of said company with full authority of its board of managers, and that the said instrument is the free act and deed of the said company and was executed for the uses, purposes and benefits therein expressed.

/s/ Karen Harris

Printed Name:	Karen Harris

Notary Public for the State of Texas
County of Harris
My commission expires: May 10, 2014
[Acknowledgment Page — Supplement to Conveyance]

STATE OF TEXAS	§

§
COUNTY OF TRAVIS		§
     BE IT KNOWN, that on this 1 day of November, 2011, before me, the undersigned authority, personally came and appeared Michael J. Ulrich appearing herein in his capacity as Vice President of The Bank of New York Mellon Trust Company, N.A., to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of said national banking association, and declared and acknowledged to me, Notary, that Michael J. Ulrich executed the same on behalf of said national banking association with full authority of the same, and that the said instrument is the free act and deed of the said national banking association and was executed for the uses, purposes and benefits therein expressed.

/s/ Sarah Newell

Printed Name:	Sarah Newell

Notary Public for the State of Texas
County of Travis
My commission expires: February 16, 2014
[Acknowledgment Page — Supplement to Conveyance]

STATE OF TEXAS	§

§
COUNTY OF HARRIS		§
     BE IT KNOWN, that on this 1st day of November, 2011, before me, the undersigned authority, personally came and appeared Jon S. Brumley appearing herein in his capacity as President and Chief Executive Officer of Enduro Resource Partners LLC, the sole member of Enduro Texas LLC, to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of said company, and declared and acknowledged to me, Notary, that Jon S. Brumley executed the same on behalf of said company with full authority of its board of managers, and that the said instrument is the free act and deed of the said company and was executed for the uses, purposes and benefits therein expressed.

/s/ Karen Harris

Printed Name:	Karen Harris

Notary Public for the State of Texas
County of Harris
[Acknowledgment Page — Supplement to Conveyance]

Exhibit A
Conveyance
See Exhibit 10.1 attached to this Form 8-K.